9. Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Notes to Financial Statements
9. Income Taxes

Income taxes for the interim periods are computed using the effective tax rates estimated to be applicable for the full fiscal year, as adjusted for any discrete taxable events that occur during the period.

The Company files income tax returns in the United States (“U.S.”) on a federal basis and in many U.S. state and foreign jurisdictions. Certain tax years remain open to examination by the major taxing jurisdictions to which the Company is subject.

The income tax provision contains the following components (in thousands):

	December 31,
	2013	2012
Current
Federal	$73	$44
State	397	126
Foreign	-	-
Total current	470	170
Deferred
Federal	$(16)	$24
State	(2)	2
Foreign	-	-
Total deferred	(18)	26
Total	$452	$196

The provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory federal income tax rate to pretax income (loss) as a result of the following differences:

	December 31,
	2013	2012
Federal statutory rate	$1,086	$(129)

Adjustments for tax effects of:
Foreign rate differential	(2)	(22)
State taxes, net	207	19
Other nondeductible items	241	359
Rate change	210	(21)
Other	319	(486)
Change in valuation allowance	(1,609)	476
	$452	$196

Significant components of the Company's deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2013	2012
Deferred tax assets:
Amortizable assets	$704	$468
Inventory	270	371
Accruals and reserves	180	92
Stock options	82	-
Net operating loss carry-forward	4,610	6,474
Credit carry-forward	214	106
Total Deferred Tax Asset	6,060	7,511

Deferred tax liabilities:
Indefinite lived intangibles	(723)	(742)
Depreciable assets	(291)	(133)
	(1,014)	(875)
Net deferred tax asset	5,046	6,636
Less valuation allowance	(5,769)	(7,378)
Net deferred tax liabilities	$(723)	$(742)

                A valuation allowance has been recognized to offset the net deferred tax assets as the realization of such assets is uncertain as of December 31, 2013 and 2012.  The change in valuation allowance was a decrease of approximately $1,609,000 for the year ended December 31, 2013 and an increase of approximately $476,000 for the year ended December 31, 2012.

At December 31, 2013, the Company had approximately $9,592,000 in federal net operating loss carryforwards, which begin to expire in 2024, and approximately $17,400,000 in net operating loss carryforwards from various states.  The Company had approximately $1,598,000 in net operating losses in foreign jurisdictions.

Pursuant to Internal Revenue Code ("IRC") Section 382, use of net operating loss and credit carryforwards may be limited if the Company experienced a cumulative change in ownership of greater than 50% in a moving three-year period.  Ownership changes could impact the Company's ability to utilize the net operating loss and credit carryforwards remaining at an ownership change date.  The Company has not completed a Section 382 study, but believes such a change occurred in 2011 and therefore such a utilization in any one year will be limited.

The Company has analyzed the impact of repatriating earnings from its foreign subsidiaries and has determined that the impact is immaterial.

Based upon the Company's evaluation of its tax positions, there were no significant uncertain tax positions requiring recognition in the accompanying consolidated financial statements.  The evaluation was performed for the periods from December 31, 2009 through December 31, 2013, the tax periods that remain subject to examination by major tax jurisdictions as of December 31, 2013. The Company records interest and penalties on uncertain tax positions in income tax expense.